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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2003

                              CATHAY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        0-18630               95-4274680
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

               777 North Broadway, Los Angeles, California 90012
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

      On October 3, 2003, Cathay Bancorp, Inc. and GBC Bancorp jointly issued a press release announcing (a) an extension of the election deadline for shareholders of GBC Bancorp to submit their properly completed and executed Letters of Transmittal/Election Forms in connection with the proposed merger between Cathay Bancorp, Inc. and GBC Bancorp, (b) receipt of approval from the Federal Deposit Insurance Corporation for the merger of Cathay Bank and General Bank, and (c) the designation of three current directors of GBC Bancorp by Cathay Bancorp, Inc. to join the Cathay General Bancorp board immediately following the completion of the merger. A copy of the joint press release issued by Cathay Bancorp, Inc. and GBC Bancorp is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

      99.1  Press Release dated October 3, 2003.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 3, 2003

                                         CATHAY BANCORP, INC.

                                         By: /s/ Dunson K. Cheng
                                                 -------------------------------
                                                 Dunson K. Cheng
                                                 Chairman and President

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                                  EXHIBIT INDEX

Number   Exhibit
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99.1     Press Release, dated October 3, 2003.